united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Semi-Annual Report
December 31, 2016

1-855-BUY-GNKO
www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

February 13, 2017

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

The Ginkgo Multi-Strategy Fund continues to be a uniquely designed mutual fund that can be an effective asset for our shareholders to own as part of a well-diversified portfolio. The Fund’s ability to be tactical and active should help it to adapt and benefit from a large variety of market conditions. Whether equity markets are rising, declining, relatively flat, or bouncing back-and-forth, this tactical approach should allow the Ginkgo Multi-Strategy Fund to seek market gains when they are available, and to try to avoid significant drawdowns in unfavorable markets. With the extensive market volatility this past year, investing has been a challenge for all investment managers. While we expect this volatility likely will continue, we feel that the Ginkgo Multi-Strategy Fund will be able to benefit from the market conditions as they become evident. The Fund will continue to be active in its goal to reposition assets to take advantage of the existing and constantly changing market conditions. As we look forward into 2017, we feel optimistic that this Fund will perform well for our shareholders in the future.

Beginning in the fourth quarter of 2016, the Ginkgo Multi-Strategy Fund made an intentional change to Portfolio Managers. This change will bring a team approach to the management of the Fund. While the Fund will remain tactically allocated, it will be managed by John Hintz, CFA®, together with Sam and Adam Winch. In addition to his Chartered Financial Analyst (CFA®) designation, Hintz has undergraduate degrees in Finance and Marketing and an MBA. His two decades of investment management experience includes broad exposure to nearly all asset classes and fund objectives. In his former job at Thrivent Financial for Lutherans, Hintz was Senior Portfolio Manager, Director of Equity Research and Senior Equity Analyst for the Fortune 500 financial services organization, which has more than $82 billion assets under management. He and a partner co-managed a Mid-Cap Stock Fund with $1.5 billion in assets. During a nearly 20-year career in the wealth management business, Winch Financial President, Sam Winch, has maintained a passion for investment management and education. A frequent lecturer, Sam teaches classes at UW-Fox Valley and through the University of Wisconsin Oshkosh’s Learning in Retirement program. Adam Winch has taken a more active role in the investment department. Having earned a Series 65 designation, Adam is working toward his CFA. Meanwhile, he meets daily with the investment department and tracks market trends and investment opportunities.

Whatever the market conditions may be, we are always looking for what we feel are the most compelling investment opportunities. We prudently seek companies with attractive valuations, good solid fundaments, growing earnings, stock price momentum, and dividends and share buy backs. We are highly focused on both finding these companies and protecting principal, and would rather wait patiently for the right time to buy, than to buy in and risk losing significant shareholder principal.

Having widely varying levels of cash positions is an ability that sets the Ginkgo Multi-Strategy Fund apart from many other mutual funds. Unlike other mutual funds that must remain substantially invested at all times, the Ginkgo Multi-Strategy Fund has the ability to change its allocation in attempting to avoid investing in assets when they are declining. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when we feel that the market conditions warrant such action.

Throughout the third quarter, the market showed continued signs of weakness and had several reasons to decline. However, instead it rallied in July and was slightly down from those recently made highs for August and September. Additionally the P/E on the S&P 500 remained elevated at about 16.6x relative to its 10-year average of about 14.0x. Despite these above average valuations, equity markets continued to face a global revenue and earnings recession. Given this environment, we felt it was prudent to maintain a rather defensive allocation at that time. When equity markets rallied so strongly after the announcement of the UK’s vote to exit the European Union (Brexit), the Fund was not positioned to benefit from that perplexing move. The Adviser did not feel the rally was based on justified reasoning and the Fund maintained a defensive position for a few weeks following the Brexit. Looking back we can see that this decision had a negative impact on the Fund’s performance during this short time period. Our position of safety was of great benefit during January & early-February of last year and allowed us to protect capital and outperform when compared to the equity markets. However, on a relative basis, that position of safety hurt us in the month of July as the market rallied following news of the Brexit vote. As we became less defensive during the third quarter and became more exposed to the equity markets, the markets declined slightly impacting returns.

In the fourth quarter equity market volatility continued, starting with a 3.8% decline in October, followed by a complete change in direction and a rapid 7.4% rally to end the year. This sudden change in market direction was of course a result of the US election. The Fund did decline during October, but also rallied during the second move at the end of last year. The Fund quickly shifted the allocation to capitalize on the move that was occurring in the markets. To begin this quarter the market still showed some signs of weakness. However, market sentiment changed dramatically in November. In addition to the U.S. having new leadership with a more pro-growth agenda, fundamental metrics and leading indicators in the economy began to turn around significantly in the last quarter.

These indicators included spikes in the U.S. Dollar, copper, and transportation. Many of the fundamental reasons that caused us to be somewhat bearish during times in the past two years, have just recently turned around and now show the economy is strengthening. In October and November, earnings reports indicated that we have now exited the earnings and revenue recession that has been in place for the last five quarters. To begin the quarter the Ginkgo Fund maintained a relatively defensive position until about mid-October. At this point, based on the improved fundamentals and leading indicators, the Ginkgo Fund began getting more exposed to the equity markets. The Adviser slowly increased exposure to equity market over the next month, and around mid-November the Fund was fully invested. At this time the Fund had significant exposure to broad market indices, as they continued to perform very well. Meanwhile certain market sectors remained rather volatile. Following the US election results, the equity markets had very clear leading sectors and lagging sectors. The Fund also tactically repositioned assets out of the lagging sectors and into the new leading sectors, i.e. the reflation trade. The Fund will be active to position the portfolio based on the market conditions that persist. At the end of the quarter the Fund remains near fully invested in equity markets and the Adviser feels that this is appropriate given the economic, fundamental, and technical conditions that are evident in the market at this time.

The Adviser has gained significant confidence in equity markets going forward, based on the recent and dramatic change in fundamental indicators during the previous quarter. We are also relatively optimistic about the new political environment and believe it will help drive the equity markets higher. With these tailwinds, the Advisor is hopeful that 2017 will be a good year for equity markets, and is very intent on capitalizing on that investment opportunity. Assuming that the economic picture remains strong, the Fund will remain fully invested throughout a good portion of this year, and we expect it to perform well compared to equity benchmarks during that period of time. The equity markets remain at high valuations, but now that the U.S. economy has noticeably improving fundamentals, we believe that equities potentially can grow into those elevated valuations. If the Adviser determines that equity markets have overstretched, or the earnings or fundamental indicators begin to show signs of breaking down, then we plan to reposition the Fund to be able to protect assets. The adaptability of our investment strategy is one of the most important components for the Ginkgo Multi-Strategy Fund.

We feel confident that the Ginkgo Fund will remain active in seeking growth opportunities during good market conditions, and will continue to try to protect assets during market declines.

The Adviser is constantly looking toward avoiding a significant stock market downturn, which we think could occur within the next few years. We continue to believe that the Fund needs to be able to avoid those significant drawdowns. The Adviser expects that the tactical nature of the Fund should again display its value to shareholders. The Adviser has been and will continue to try to reposition the Fund’s assets to best take advantage of the market conditions. We feel that the Fund is well positioned for the given market conditions and is also ready to reallocate when it is appropriate.

John Hintz, CFA®	Adam Winch	Sam Winch
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

6247-NLD-2/13/2017

GINKGO MULTI-STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, as compared to its benchmarks:

	Six Months	One Year	Three Year	Five Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	(1.70)%	(6.18)%	(4.31)%	1.78%	1.37%
Dow Jones Moderate Portfolio Index ***	2.86%	7.67%	3.87%	7.37%	7.21%
Citigroup 1-Month U.S. Treasury Bill Index****	0.12%	0.21%	0.08%	0.07%	0.06%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 28, 2016 is 2.37% for the Investor Class. Investor Class shares are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index (the “Index”) is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of December 31, 2016

Fund Holdings by Industry/Investment Type	% of Net Assets
Exchange Traded Funds - Equity	71.3%
Oil & Gas	12.5%
Short-Term Investments	3.5%
Exchange Traded Funds - Commodity	2.2%
Banks	2.0%
Computers	1.4%
Oil & Gas Services	1.2%
Semiconductors	1.0%
Telecommunications	1.0%
Auto Manufacturers	1.0%
Other Industries/Investment Types	0.9%
Other Assets Less Liabilities	2.0%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2016

Shares		Value
	COMMON STOCKS - 21.0%
	AUTO MANUFACTURERS - 1.0%
17,500	Ford Motor Co.	$212,275

	BANKS - 2.0%
920	Goldman Sachs Group, Inc.	220,294
2,583	JPMorgan Chase & Co.	222,887
		443,181
	COMPUTERS - 1.4%
2,625	Apple, Inc.	304,027

	IRON/STEEL - 0.9%
6,227	United States Steel Corp.	205,553

	OIL & GAS - 12.5%
3,885	Apache Corp.	246,581
2,130	Chevron Corp.	250,701
4,390	ConocoPhillips	220,114
7,756	EOG Resources, Inc.	784,132
1,320	Exxon Mobil Corp.	119,143
23,714	Nabors Industries Ltd.	388,910
13,940	Patterson-UTI Energy, Inc.	375,265
21,120	Precision Drilling Corp. *	115,104
3,255	Valero Energy Corp.	222,382
		2,722,332
	OIL & GAS SERVICES- 1.2%
3,180	Schlumberger Ltd.	266,961

	SEMICONDUCTORS - 1.0%
2,090	NVIDIA Corp.	223,087

	TELECOMMUNICATIONS - 1.0%
4,075	Verizon Communications, Inc.	217,523

	TOTAL COMMON STOCKS (Cost - $4,374,197)	4,594,939

	EXCHANGE TRADED FUNDS - 73.5%
	COMMODITY FUNDS - 2.2%
13,370	iShares Silver Trust *	202,021
1,568	ProShares UltraShort Gold *	141,967
3,568	ProShares UltraShort Silver *	138,296
		482,284
	EQUITY FUNDS - 71.3%
3,073	Energy Select Sector SPDR Fund	231,458
1,875	iShares Core S&P Small-Cap ETF	257,850
1,888	iShares Russell 2000 ETF	254,597
2,950	iShares U.S. Real Estate ETF	226,973
8,832	ProShares Short MSCI Emerging Markets *	220,447
1,277	SPDR Dow Jones Industrial Average ETF Trust	252,220
835	SPDR S&P MidCap 400 ETF Trust	251,945
5,320	SPDR S&P Regional Banking ETF	295,632
58,568	SPDR S&P 500 ETF Trust ^	13,091,705
10,260	US Global Jets ETF	285,946
4,725	Vanguard FTSE Europe ETF	226,516
		15,595,289

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,573,439)	16,077,573

	SHORT-TERM INVESTMENTS - 3.5%
	MONEY MARKET FUND - 3.5%
763,178	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.36% +	763,178
	TOTAL SHORT-TERM INVESTMENTS (Cost - $763,178)

	TOTAL INVESTMENTS - 98.0% (Cost - $20,710,814)(a)	$21,435,690
	OTHER ASSETS LESS LIABILITIES - 2.0%	435,482
	NET ASSETS - 100.0%	$21,871,172

* Non-income producing securities.

^ Securities pledged as collateral for borrowing.

+ Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,944,479 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$809,905
Unrealized depreciation:	(1,318,694)
Net unrealized depreciation:	$(508,789)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2016

ASSETS
Investment securities:
At cost	$20,710,814
At value	$21,435,690
Receivable for securities sold	1,188,900
Dividends and interest receivable	84,947
Prepaid expenses and other assets	8,517
TOTAL ASSETS	22,718,054

LIABILITIES
Due to broker	788,059
Investment advisory fees payable	18,976
Distribution (12b-1) fees payable	15,794
Payable to related parties	15,323
Accrued expenses and other liabilities	8,730
TOTAL LIABILITIES	846,882
NET ASSETS	$21,871,172

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$24,121,312
Accumulated net investment loss	(349,337)
Accumulated net realized loss on investments	(2,625,620)
Net unrealized appreciation of investments and foreign currency	724,817
NET ASSETS	$21,871,172

NET ASSET VALUE PER SHARE:
Net Assets	$21,871,172
Shares of beneficial interest outstanding	2,363,496
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.25

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2016

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $739)	$217,503
Interest	4,828
TOTAL INVESTMENT INCOME	222,331

EXPENSES
Investment advisory fees	123,107
Distribution (12b-1) fees	49,328
Administrative services fees	34,469
Registration fees	15,054
Compliance officer fees	14,905
Accounting services fees	13,644
Transfer agent fees	12,330
Printing and postage expenses	9,068
Interest expense	8,646
Audit fees	8,053
Legal fees	7,562
Trustees fees and expenses	6,302
Custodian fees	3,918
Insurance expense	770
Other expenses	1,295
TOTAL EXPENSES	308,451

NET INVESTMENT LOSS	(86,120)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(1,124,098)
Net realized loss on securities sold short	(14,758)
(1,138,856)

Net change in unrealized appreciation on investments and foreign currency translations	737,857

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(400,999)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(487,119)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
FROM OPERATIONS
Net investment loss	$(86,120)	$(540,303)
Net realized loss on investments, securities sold short and foreign currency transactions	(1,138,856)	(1,411,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	737,857	(981,830)
Net decrease in net assets resulting from operations	(487,119)	(2,933,190)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(1,277,963)
Net decrease in net assets resulting from distributions to shareholders	—	(1,277,963)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	138,506	2,875,541
Net asset value of shares issued in reinvestment of distributions	—	1,277,736
Payments for shares redeemed	(4,439,503)	(6,533,985)
Redemption fee proceeds	7	7
Net decrease in net assets resulting from shares of beneficial interest	(4,300,990)	(2,380,701)

TOTAL DECREASE IN NET ASSETS	(4,788,109)	(6,591,854)

NET ASSETS
Beginning of Period	26,659,281	33,251,135
End of Period *	$21,871,172	$26,659,281
* Includes accumulated net investment loss of:	$(349,337)	$(263,217)

SHARE ACTIVITY
Shares Sold	14,956	289,712
Shares Reinvested	—	128,287
Shares Redeemed	(480,231)	(650,053)
Net decrease in shares of beneficial interest outstanding	(465,275)	(232,054)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Investor Class
	For the
	Six Months Ended		For the		For the		For the		For the	For the
	December 31, 2016		Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	(Unaudited)		June 30, 2016		June 30, 2015		June 30, 2014		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$9.42		$10.86		$12.07		$11.17		$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.03)		(0.19)		(0.06)		(0.04)		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.14)		(0.81)		(0.62)		1.40		1.07	0.11
Total from investment operations	(0.17)		(1.00)		(0.68)		1.36		1.16	0.23

Less distributions from:
Net investment income	—		—		—		—		(0.10)	(0.12)
Net realized gains	—		(0.44)		(0.53)		(0.46)		—	—
Total distributions	—		(0.44)		(0.53)		(0.46)		(0.10)	(0.12)

Paid-in-capital from redemption fees (2) **	0.00		0.00		0.00		0.00		0.00	0.00
Net asset value, end of period	$9.25		$9.42		$10.86		$12.07		$11.17	$10.11
Total return (3)	(1.80	)% (4,5)	(9.42)%		(5.91)%		12.50%		11.52%	2.28	% (4)
Net assets, end of period (000s)	$21,871		$26,659		$33,251		$52,795		$37,322	$30,986

Ratio of expenses to average net assets (6)	2.47	% (7,8)	2.21	% (8)	1.91	% (8)	1.93	% (8)	1.89%	2.19	% (7)
Ratio of net investment income (loss) to average net assets (6,9)	(0.67	)% (7,8)	(1.83	)% (8)	(0.55	)% (8)	(0.31	)% (8)	0.86%	1.46	% (7)

Portfolio Turnover Rate	199	% (4)	1837%		607%		304%		221%	187	% (4)

(1)	Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Includes interest expense. Excluding interest expense, the folowing ratios would have been:

Expesnes to average net assets	2.40%	2.15%	1.87%	1.88%
Net investment loss	(0.60)%	(1.77)%	(0.51)%	(0.26)%

(9)	Recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2016

1.	ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares, which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011. The Fund has three classes of shares: Class A shares, Class C shares and Investor Class shares. Class A and Class C shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trusts’ Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,594,939	$—	$—	$4,594,939
Exchange Traded Funds	16,077,573	—	—	16,077,573
Short-Term Investments	763,178	—	—	763,178
Total	$21,435,690	$—	$—	$21,435,690

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2013 2015), or expected to be taken in the Fund’s tax returns for the year ended June 30, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State, and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pays net realized capital gains, if any, annually. The character of income and gains distributed is determined in accordance with

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC (the “Advisor”), serves as investment advisor to the Fund.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended December 31, 2016, the Advisor earned fees of $123,107.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.40% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the six months ended December 31, 2016, the Fund incurred distribution fees of $49,328 for Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended December 31, 2016 amounted to $51,605,441 and $41,093,282, respectively.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

5.	BORROWING

For the six months ended December 31, 2016, borrowings by the Fund were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Ginkgo Multi-Strategy Fund	Interest Rate	Loan Balance	Outstanding	Incurred	the Year
Goldman Sachs Margin Account	2.11%	$694,585	184	$8,646	$786,579

As of December 31, 2016, the Fund had an outstanding loan balance in the amount of $788,059. This is reflected as “Due to Broker” in the Statement of Assets and Liabilities.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2016, the Fund assessed redemption fees of $7.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$—	$937,842
Long-Term Capital Gains	1,277,963	1,342,830
	$1,277,963	$2,280,672

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$—	$—	$(365,610)	$(150,706)	$—	$(1,246,705)	$(1,763,021)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $263,217.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $102,393.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

At June 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$150,706	$—	$150,706

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency losses and net operating losses, reclassification of Fund distributions and tax adjustments for partnerships and grantor trusts, resulted in reclassification for the year ended June 30, 2016 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(471,911)	$464,542	$7,369

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, TD Ameritrade, Inc. held approximately 99.92% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust (the “SPDR Fund”). The Fund may redeem its investment from the SPDR Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the SPDR Fund. The financial statements of the SPDR Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2016, the percentage of the Fund’s net assets invested in the SPDR Fund was 59.9%.

10.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES (Unaudited)

December 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	7/1/16	12/31/16	7/1/16 – 12/31/16*	7/1/16 – 12/31/16**
Investor Class	$1,000.00	$983.00	$12.15	2.43%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	7/1/16	12/31/16	7/1/16 – 12/31/16*	7/1/16 – 12/31/16**
Investor Class	$1,000.00	$1,012.96	$12.33	2.43%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO.

INVESTMENT ADVISOR
Winch Advisory Services, LLC
424 East Wisconsin Ave.
Appleton, WI 54911

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/8/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/8/17